                                                                     EXHIBIT 1.1



                                4,786,178 SHARES

                             CORE LABORATORIES N.V.

                                  COMMON SHARES


                             UNDERWRITING AGREEMENT


                                                                    May __, 2000


CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON SMITH BARNEY INC.
DEUTSCHE BANC ALEX. BROWN
CIBC WORLD MARKETS CORP.
DAIN RAUSCHER INCORPORATED
MORGAN KEEGAN & COMPANY, INC.,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
                    Eleven Madison Avenue,
                    New York, NY 10010-3629


Dear Sirs:

         1. Introductory. The stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose severally to sell an aggregate of 4,786,178 outstanding shares ("FIRM SECURITIES") of the common shares, NLG 0.03 par value per share ("COMMON SHARES") of Core Laboratories N.V., a Netherlands Naamloze Vennootschap ("COMPANY"), and the Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 717,927 additional outstanding shares ("OPTIONAL SECURITIES") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Selling Stockholders and First Britannia Mezzanine N.V., a Netherlands Naamloze Vennootschap ("FIRST BRITANNIA MEZZANINE N.V."), hereby agree with the Company and with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:


         2. Representations and Warranties of the Company and the Selling Stockholders.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement on Form S-3 (No. 333-36042) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (A) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or
         (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose


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         to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and become effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial


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         Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by the Selling Stockholders specifically for use therein, or by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only information furnished by the Underwriters is that described as such in Section 7(c) hereof.

                  (iii) The Commission has not issued an order preventing or suspending the use of the Prospectus relating to the Offered Securities nor instituted proceedings for that purpose.

                  (iv) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, or to the extent such documents were subsequently amended prior to the date hereof, at the time so amended, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, or the Act and the Rules and Regulations, as applicable.

                  (v) There are no contracts or other documents that are required by the Act or by the Rules and Regulations to be filed as exhibits to the Registration Statement or to documents incorporated by reference into the Registration Statement that have not been so filed. The description in the Prospectus of material contracts and other documents is accurate in all material respects; to the knowledge of the Company, all material contracts described in or filed as exhibits to the Registration Statement are in full force and effect on the date hereof and are enforceable by the Company in accordance with their respective terms; and neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any other party, is in breach of or default under any such material contracts.

                  (vi) The Company has been duly incorporated and is an existing Naamloze Vennootschap in good standing under the laws of the Netherlands, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or other), business, properties, rights or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

                  (vii) Each Significant Subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except to the extent pledged under that certain Amended and Restated Credit Agreement among Core Laboratories N.V., Core Laboratories, Inc., Core Laboratories (U.K.) Limited, Bankers Trust Company, NationsBank, N.A. and the Bank Group dated July 18, 1997, as amended by Amendment to Amended and Restated Credit Agreement effective as of July 23, 1999. Exhibit A hereto is a list of all of the "significant subsidiaries" (as such term is defined in the Rules and Regulations) of the Company and such significant subsidiaries are referred to herein as the "Significant Subsidiaries".

                  (viii) The Firm Securities and all other outstanding shares of capital stock of the Company have been, and the Optional Securities when issued and sold pursuant hereto will be, duly authorized and validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities.


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                  (ix) There are no outstanding securities of the Company
         convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock (except with respect to outstanding options issued pursuant to the Company's employee and non-employee director stock option plans) or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock. In connection with this offering, the Company has not offered and will not offer its Common Shares, or any other securities convertible into or exchangeable or exercisable for Common Shares in a manner in violation of the Act. The Company has not distributed and will not distribute any offering material other than the Prospectus in connection with the offer and sale of the Offered Securities.

                  (x) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the sale of the Offered Securities.

                  (xi) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not been satisfied or waived prior to the date hereof.

                  (xii) The outstanding Common Shares are listed on The New York Stock Exchange and the Offered Securities have been approved for listing thereon upon official notice of issuance.

                  (xiii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                  (xiv) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject or (C) the charter or by-laws, deeds of settlement, memorandum of association, articles of association or other organizational documents of the Company or any such subsidiary, except that, with respect of such breaches, violations or defaults of the type specified in clauses (A) and (B) which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xv) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xvi) Except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.


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                  (xvii) The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xviii) The Company and each of its Significant Subsidiaries carry, or are covered by, insurance issued by insurers of recognized financial responsibility against such losses and risks and in such amounts as is customary for companies of comparable size engaged in a similar business; and neither the Company nor any such Significant Subsidiary has any reason to believe that it will not be able to renew its existing coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in any Material Adverse Effect or to prevent the consummation of the transactions contemplated hereby.

                  (xix) No labor dispute with the employees of the Company or any Significant Subsidiary exists or, to the knowledge of the Company, is imminent that would be reasonably expected to have a Material Adverse Effect.

                  (xx) The Company and its Significant Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  (xxi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                  (xxii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened.

                  (xxiii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (xxiv) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as


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         disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxv) The Company and its subsidiaries have filed all federal state, local and foreign tax returns that have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with generally accepted accounting principles and except for such taxes the nonpayment of which would not have a Material Adverse Effect. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

                  (xxvi) Arthur Andersen LLP, who have certified certain of the financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                  (xxvii) The Company has timely filed all reports required to be filed under the Act and the Rules and Regulations and the Exchange Act and the rules and regulations promulgated thereunder; and all such reports, including any amendments or supplements thereto, comply in all material respects with the provisions, as appropriate, of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations promulgated thereunder.

                  (xxviii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

                  (xxix) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders.

                  (xxx) Neither the Company nor any of its Significant Subsidiaries nor, to the Company's knowledge, any officer, director or employee purporting to act on behalf of the Company or any of its Significant Subsidiaries has at any time: (1) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; or (2) made any payment to any state, federal or foreign governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law and other than has been previously disclosed in reports filed under the Act or the Exchange Act.

         (b) Each Selling Stockholder severally represents and warrants to, and agrees with, the several Underwriters, as of the date hereof and as of the First Closing Date, that:

                  (i) Such Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and the Power of Attorney and Custody Agreement referred to below and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

                  (ii) This Agreement and the Power of Attorney and Custody Agreement referred to below have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each constitutes a legal, valid and binding agreement of such Selling Stockholder and is enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a


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         proceeding in equity or at law) and except as rights to indemnity and contribution hereunder and thereunder may be limited under applicable law.

                  (iii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to statements in or omissions from a Registration Statement or the Prospectus that are based upon written information furnished to the Company by such Selling Stockholder specifically for use therein.

                  (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that has constituted, or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Shares of the Company and, other than as permitted by the Act, such Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at
a purchase price of $   per share, that number of Firm Securities (rounded up or
down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities have been placed in custody, for delivery under this Agreement, under Custody Agreements made with various persons acting as custodians ("CUSTODIANS"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual


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Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for the Offered Securities shall be delivered by the Custodian of the Offered Securities of such Selling Stockholder in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Custodians will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, at the office of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin Street, Houston, Texas, against payment of the purchase price, subject to Section 5(b)(ii) hereof, in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of each of the Selling Stockholders at the office of Vinson & Elkins L.L.P., at 10:00 A.M., New York time, on May 26, 2000, or at such other time not later than seven full business days thereafter as CSFBC and the Custodians determine, such time being herein referred to as the "FIRST CLOSING DATE". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the respective numbers of Optional Securities specified in such notice. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, at the office of Vinson & Elkins L.L.P., against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company, at the above office. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholders. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

                  (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (ii) The Company will advise CSFBC promptly of the receipt of comments from the Commission, the request of the Commission for any amendment or supplement or any other proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (iii) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (v) The Company will furnish to the Representatives copies of each Registration Statement (seven of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC may reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available.

                  (vi) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution, except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction where it is not currently so subject.

                  (vii) During the period of one year hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (viii) For a period of 90 days after the date of the public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional Common Shares or securities convertible into or exchangeable or exercisable for any Common Shares, or publicly disclose the intention to make any such offer, sale, pledge or disposition, without the prior written consent of CSFBC, except grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Common Shares pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof. At or prior to the execution hereof, the Company shall have delivered to the Representatives written agreements of the persons identified on Exhibit B to the effect that for a period of 90 days after the date of the public offering of the Offered Securities the persons will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of capital stock of the Company or securities convertible into or exchangeable or exercisable for any shares of capital stock of the Company, or publicly disclose the intention to make any such offer, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement, without the prior written consent of CSFBC.

                  (ix) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Optional Securities in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the 1940 Act.

                  (x) The Company will maintain a transfer agent and, if necessary under the jurisdiction of organization of the Company, a registrar for the Common Shares.

                  (xi) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

         (b) Each Selling Stockholder agrees with the several Underwriters and the Company that:

                  (i) First Britannia Mezzanine N.V. will pay all expenses incident to the performance of the obligations of it and the obligations of the Company (exclusive of indemnity and contribution obligations under Section 7 hereof) under this Agreement (including the fees and expenses of the Company's accountants and counsel), including fees and expenses incurred in connection with the filing of the Registration Statement, printing fees and expenses, filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for any transfer taxes on the sale of the Offered Securities by First Britannia Holdings N.V. to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. Each of the Selling Stockholders other than First Britannia Holdings N.V. will pay any transfer taxes on the sale of the Offered Securities by such Selling Stockholder to the Underwriters and the fees and expenses of such Selling Stockholder's counsel.

                  (ii) The Selling Stockholders will indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the sale of the Offered Securities and on the execution and delivery of this Agreement. All payments to be made by the Selling Stockholders hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Stockholders are compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Stockholders shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made. First Britannia Mezzanine N.V. and the Selling Stockholders agree that any expenses or other amounts payable by First Britannia Mezzanine N.V. or a Selling Stockholder to the several Underwriters pursuant to subsection (b)(i) or this (b)(ii) may be withheld by the several Underwriters from the purchase price otherwise payable to First Britannia Holdings N.V. or such other Selling Stockholder, respectively.

                  (iii) Each Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (iv) Each Selling Stockholder agrees, for a period of 90 days after the date of the public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the capital stock of the Company or securities convertible into or exchangeable or exercisable for any shares of such capital stock, or publicly disclose the intention to make any such offer, sale or disposition, or enter into any such transaction, swap, hedge or other arrangement, without the prior written consent of CSFBC.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

         (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) to the extent that any of the following information is included or incorporated by reference in the Registration Statements, on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated net sales, net income and net income per share amounts for the three-month period ended March 31, 2000 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                  (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                  (C) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

         except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "REGISTRATION Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements. All financial statements included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

         (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

         (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market;
(iv) any banking moratorium declared by U.S. Federal, New York or Netherlands authorities; or (v) any outbreak or escalation of major hostilities in which the

United States or other jurisdiction in which the Company has offices is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated such Closing Date (and stating that it may be relied upon by Vinson & Elkins L.L.P., counsel to the Company, and Fulbright & Jaworski L.L.P., counsel to the Underwriters), of Nauta Dutilh, special Netherlands counsel to the Company, to the effect that:

                  (i) The Company has been duly incorporated and is an existing Naamloze Vennootschap in good standing under the laws of the Netherlands, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                  (ii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                  (iii) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not been waived or satisfied prior to the date hereof;

                  (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (v) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (A) any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any such Significant Subsidiary is subject, or (C) the charter or by-laws, deeds of settlement, memorandum of association, articles of association or other organizational documents of the Company or any such Significant Subsidiary, except that, with respect of such breaches, violations or defaults of the type specified in clauses (A) and (B) which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The Optional Securities have been duly and validly authorized by the Company for issuance and the Company has full corporate power and authority to issue, sell and deliver the Optional Securities; and, when the Optional Securities are issued and delivered against payment therefor as provided in this Agreement, the Optional Securities will have been validly issued and will be fully paid and non-assessable, and the issuance of such Optional Securities will not be subject to any statutory preemptive rights or similar statutory rights or, to such counsel's knowledge, any other preemptive or similar rights;

                  (viii) The certificates for the Optional Securities are in due and proper form under the laws of The Netherlands and the Articles of Association of the Company and conform with the form of certificates duly authorized by the Board of Supervisory Directors of the Company. The form of certificates for the Optional Securities conforms to the corporate law of the jurisdiction of the Company's organization and, when executed and delivered in definitive form, will be sufficient to convey the interest in the Company purported to be evidenced thereby; and

                  (ix) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, that has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Optional Securities or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Shares or other securities of the Company.

         (e) The Representatives shall have received an opinion, dated such Closing Date (and stating that it may be relied upon by Fulbright & Jaworski L.L.P., counsel to the Underwriters), of Vinson & Elkins L.L.P., counsel to the Company, to the effect that:

                  (i) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act that have not been waived or satisfied prior to the date hereof;

                  (ii) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940;

                  (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under: (A) any statute, any rule, regulation or order of any governmental agency or body of the United States, the State of Texas, the State of New York, or the State of Delaware applicable to the Company or any Significant Subsidiary, any of properties of the Company or any Significant Subsidiary, (B) any material agreement or instrument identified as an exhibit to the Registration Statement or (C) the charter or by-laws, deeds of settlement, memorandum of association, articles of association, or other organizational documents of the Company or any Significant Subsidiary, except that, with respect of such breaches, violations or defaults of the type specified in clauses (A) and (B) which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (iv) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion;

                  (v) The Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be);

                  (vi) To the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                  (vii) To such counsel's knowledge, there are no material legal or governmental proceeding pending or threatened against the Company required to be disclosed in the Registration Statement or the Prospectus which are not described as required;

                  (viii) Such counsel is not aware of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement that are not so filed, incorporated by reference or described as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

                  (ix) This Agreement has been duly executed and delivered by the Company.

                  In addition, nothing has come to the attention of such counsel that would cause such counsel to believe that each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, did not appear on its face to comply as to form in all material respects with the requirements of the Act and the Rules and Regulations; and such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that no opinion is given as to the accuracy, completeness or fairness of the financial statements and supporting schedules and other financial, accounting or related statistical data included in the Registration Statement or the exhibits thereto).

         (f) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by each Selling Stockholder and First Britannia Mezzanine N.V. and an opinion, dated such Closing Date, of the respective counsels of the Selling Stockholders and First Britannia Mezzanine N.V. (as applicable), to the effect that:

                  (i) Each Selling Stockholder had valid and unencumbered title to the Offered Securities delivered by such Selling Stockholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by the such Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholders on such Closing Date hereunder;

                  (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Stockholder for the consummation of the transactions contemplated by the Custody Agreement and or this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iii) The execution, delivery and performance of the Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling

         Stockholder or any of their properties or any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the properties of any Selling Stockholder is subject, or the charter or by-laws of any Selling Stockholder which is a corporation;

                  (iv) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of each such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                  (v) This Agreement has been duly authorized, executed and delivered by each Selling Stockholder and by First Britannia Mezzanine N.V.

         (g) The Representatives shall have received from Fulbright & Jaworski L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Fulbright & Jaworski L.L.P. may rely as to the incorporation of the Company and all other matters governed by Netherlands law upon the opinion of Nauta Dutilh referred to above.

         (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) or Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (i) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

         (j) In the event the over-allotment option is exercised, the Optional Securities shall have been approved for listing on the NYSE.

         (k) The Lockup Agreements described in Section 5(a)(viii) and (b)(iv) are in full force and effect.

The Selling Stockholders, First Britannia Mezzanine N.V. and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter, the Company and each other Selling Stockholder, their respective partners, directors and officers and each person, if any, who controls such Underwriter or such other Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will be liable in any such case only to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriters by such Selling Stockholder specifically for use therein or arise out of or are based upon any untrue statement or alleged untrue statement made by such Selling Stockholder in
Section 2(b) of the Agreement.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each Selling Stockholder and First Britannia Mezzanine N.V. against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder or First Britannia Mezzanine N.V. may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, each Selling Stockholder and First Britannia Mezzanine N.V. in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of

Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9, (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Selling Stockholders will jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Certain Agreements of First Britannia Mezzanine N.V. First Britannia Mezzanine N.V., which is the holder of all of the outstanding capital stock of First Britannia Holdings N.V., is made a party to this Agreement and agrees that it is making all representations and warranties and shall be bound by all covenants and agreements of First Britannia Holdings N.V., specifically including, without limitation: (i) the representations and warranties set forth in Section 2(b) hereof, (ii) the reimbursement expenses set forth in Section 5(b)(i) and (ii) hereof and (iii) indemnification and contribution as provided in Section 7 hereof.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it c/o Core Laboratories, Inc., 5295 Hollister Road, Houston, Texas 77040, Attention: John D. Denson, or, if sent to the Selling Stockholders will be mailed, delivered or telegraphed and confirmed to, each Selling Stockholder at the address set forth on the signature page hereto; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         13. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. The person indicated as signatory for each Selling Stockholder on the signature page attached hereto will act for such Selling Stockholder in connection with such transactions, and any action under or in respect of this Agreement taken by such person on behalf of the respective Selling Stockholder will be binding upon such Selling Stockholder.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         The obligation of the Company or any Selling Stockholder in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company and such Selling Stockholder agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to the Company or such Selling Stockholder an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                                            Very truly yours,

     Address:                               FIRST BRITANNIA MEZZANINE N.V.
     De Ruyterkade 62                       FIRST BRITANNIA HOLDINGS N.V.
     Curacao, Netherlands Antilles

                                            By
                                              ----------------------------------
                                                        Jacobus Shouten,
                                                        Attorney-in-Fact


     Address:                               ROBERT P. ANDREWS
     The Andrews Group International
     1800 Augusta, Suite 200
     Houston, Texas 77057

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact


     Address:                               GAS RESEARCH INSTITUTE
     8600 West Bryn Mawr Avenue
     Chicago, Illinois 60631-3562

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact


     Address:                               CHRISTOPHER C. PAYTON
     TomoSeis Corporation
     1650 West Sam Houston Parkway North
     Houston, Texas 77043-3115

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact


     Address:                               TERRY JBEILI
     TomoSeis Corporation
     1650 West Sam Houston Parkway North
     Houston, Texas 77043-3115

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact

     Address:                               ESTATE OF PAUL J. CERNOCK
     c/o Thomas Osa Harris                  ESTATE OF ELIZABETH M. CERNOCK
     10405 Town and Country Way
     Suite 211
     Houston, Texas 77024

                                            By
                                              ----------------------------------
                                                       Thomas Osa Harris,
                                                        Attorney-in-Fact


     Address:                               RANDALL S. MILLER
     Reservoirs, Inc.
     1151 Brittmore Road
     Houston, Texas 77043

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact

     Address:                               JAMES W. RECTOR, III
     210 Arlington Avenue
     Kensington, California 94707

                                            By
                                              ----------------------------------
                                                      Richard L. Bergmark,
                                                        Attorney-in-Fact


                                            CORE LABORATORIES N.V.


                                            By
                                              ----------------------------------
                                            Name:
                                            Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

         Acting on behalf of themselves and as the Representatives of the several
          Underwriters.


     By  CREDIT SUISSE FIRST BOSTON CORPORATION


     By
       ----------------------------------
     Name:
     Title:

     By  SALOMON SMITH BARNEY INC.


     By
       ----------------------------------
     Name:
     Title:

                                   SCHEDULE A


                                                                         NUMBER OF
                                                      NUMBER OF           OPTIONAL
                                                   FIRM SECURITIES       SECURITIES
                    SELLING STOCKHOLDER              TO BE SOLD          TO BE SOLD
                    -------------------           ----------------      -----------
First Britannia Holdings N.V.                              4,202,534            -0-
Robert Andrews                                               350,000            -0-
Gas Research Institute                                        44,390            -0-
Christopher C. Payton                                         42,700            -0-
Terry Jbeili                                                  42,100            -0-
Estate of Paul J. Cernock                                     36,227            -0-
Estate of Elizabeth M. Cernock                                36,227            -0-
Randall S. Miller                                             20,000            -0-
James W. Rector, III                                          12,000            -0-


















                                                        ------------          ------
  Total............................................        4,786,178            -0-
                                                        ============          ======

                                   SCHEDULE B


                                                               NUMBER OF
                                                            FIRM SECURITIES
                UNDERWRITER                                 TO BE PURCHASED
                -----------                                 ---------------

Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Deutsche Banc Alex. Brown
CIBC World Markets Corp.
Dain Rauscher Incorporated
Morgan Keegan & Company, Inc.





                                                            ---------------
          Total......................................             4,786,178
                                                            ===============

                                                                       EXHIBIT A


                            SIGNIFICANT SUBSIDIARIES



                            Core Laboratories, Inc.
                            Saybolt International B.V.
                            Saybolt, Inc.
                            ProTechnics Company
                            Core Laboratories International B.V.

                                                                       EXHIBIT B


                        ADDITIONAL PERSONS TO ENTER INTO
                                LOCKUP AGREEMENTS


                               Stephen D. Weinroth
                                David M. Demshur
                               Richard L. Bergmark
                                 Joseph R. Perna
                                 John D. Denson
                               Timothy J. Probert
                                  Bob G. Agnew
                                  James A. Read
                                 Monty L. Davis
                                 Randall D. Keys
                                Jacobus Schouten
                                  Rene R. Joyce
                                  D. John Ogren
                             Alexander Vriesendorp